UNITED STATES
          SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C. 20549

                    FORM 8-K
                 CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the
          Securities Exchange Act of 1934

          Date of report:   December 18, 1996

           COMMISSION FILE NUMBER 1-9460

          LAWRENCE INSURANCE GROUP, INC.

    Delaware                        13-3370656
 (State of incorporation)    (I.R.S. Employer ID No.)

          500 Fifth Avenue, New York 10110
       (Address of principal executive offices)

    Registrant's telephone number: (212)-944-8242

Item 4. Changes in Registrant's Certifying Accountant

   At the Registrant's December 12, 1996 Board of Directors Meeting the Board approved Weaver and Tidwell, L.L.P. as its Accountants for 1996. The Board decided not to engage Coopers & Lybrand L.L.P who had been the Company's Accountant for the preceding three years.

For the years ended December 31, 1995 and December 31, 1994 the
Accountants reports did not contain any adverse or disclaimers of opinion or qualifications as to uncertainty, audit scope or accounting principles.

During the two preceding fiscal years and the interim period through the date of this report the Company has not had any disagreements with its former Accountants that would be reportable under Section 304(a)(1)(iv) nor have its Accountants advised it of any items reportable under Section 304(a)(1)(v).

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

                         LAWRENCE INSURANCE GROUP, INC.
                         By:/s/ Albert F. Kilts
                            -------------------
                            Albert F. Kilts, President
8k1231

Lawrence Insurance Group, Inc.
Exhibit 1 Statement from former accountants

December 23, 1996

Securities and Exchange Commission
450 5th Street N.W.
Washington, D.C. 20549

Ladies and Gentlemen:

We have read the statements made by Lawrence Insurance Group, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report for the month of December 1996. We agree with the statements concerning our Firm in such Forms 8-K.

Very truly yours,

/s/ Coopers & Lybrand L.L.P.